UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012
Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-147019	73-1733867
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Sutter Street, 22nd Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 593-5400
Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2012, David Silverman, a partner at Crosslink Capital, was elected to serve on Prosper’s Board of Directors (the “Board”).  Mr. Silverman is replacing Jerome Contro on the Board.  Mr. Contro passed away on January 12, 2012.  Crosslink Capital is a shareholder of Prosper Marketplace, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: March 7, 2012	By	/s/ Kirk T. Inglis
Kirk T. Inglis
Chief Financial Officer and Chief Operating Officer

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